EXHIBIT  10.7


                            FIRST AMENDMENT TO LEASE



     THIS FIRST AMENDMENT TO LEASE ("Amendment") dated July 13, 2004 for reference purposes, is made and entered into by and between L.A.T. INVESTMENT CORPORATION, a California corporation ("Landlord"), and COMPUMED, INC., a Delaware corporation ("Tenant").

                                    RECITALS


The  Amendment  is  made  with  reference to the following facts and objectives:

     A. Landlord and Tenant entered into a written lease dated June 24, 1999 (the "Lease") in which Landlord leased to Tenant and Tenant leased from Landlord certain premises located at 5777 West Century Boulevard, Suite 1285 and 315 Los Angeles, California 90045 (the "Premises").

     B. Tenant desires to extend the Lease Term, and Landlord agrees to such extension on and subject to the terms, covenants and conditions set forth in this Amendment.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Landlord and Tenant do hereby amend the Lease as follows:

     1.  Lease  Term
         -----------

     The Lease Tenn shall be extended for a period of one (1) year ("Extended Term") commencing n September 1, 2004 and expiring on August 31, 2005.

     2.  Rent
         ----

The  Monthly  Rent  for  the  Premises  shall  be $11,477.75 effective September
1,2004.

First  Amendment  to  Lease
Compumed,  Inc.
July  13,2004
Page  2




     3.  Excused  Rent.
         --------------

     Notwithstanding section 5.2 of the Lease, Landlord hereby conditionally waives Tenant's obligation to pay one half ( ) of the Monthly Rent in months 6 and 12 for a total of two (2) months, subject to all the provisions of section
5.2  of  the  Lease.

     RATIFICATION.
     ------------

     Except as modified expressly or by necessary implication hereby, all of the terms and conditions of the Lease shall remain unchanged and in full force and effect. To the extent the provisions of this Amendment are inconsistent with the provisions of the Lease, the provisions of this Amendment shall control and supersede such inconsistent provisions in the Lease.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth below.

TENANT:

COMPUMED,  INC.,
a  Delaware  corporation

By:  /s/  John  G.  McLaughlin
  ----------------------------

Date  signed:  July  19,  2004

LANDLORD:

L.A.T  INVESTMENT  CORPORATION,
a  California  corporation

By:  /s/Bruce  Nahid
  ------------------

Date  Signed:  August  4,  2004